Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Annual Report of Hitachi, Ltd. on Form 20-F for the fiscal year ended March 31, 2007 as amended by Amendments No. 1 and No. 2 thereto (the “Report”) pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Toyoaki Nakamura, Senior Vice President and Executive Officer of Hitachi, Ltd., certifies that, to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hitachi, Ltd.

Date: April 28, 2008	By:	/s/ Toyoaki Nakamura
Name: Toyoaki Nakamura
Title: Senior Vice President and Executive Officer